UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	January 28, 2014

WORLD ACCEPTANCE CORPORATION
(Exact name of registrant as specified in its charter)

South Carolina	0-19599	57-0425114
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

108 Frederick Street, Greenville, South Carolina	29607
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(864) 298-9800

n/a
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02  Results of Operations and Financial Condition; and

Item 7.01  Regulation FD Disclosure.

On January 28, 2014, World Acceptance Corporation ("WRLD") issued a press release announcing financial information for its third quarter ended December 31, 2013.  The press release is attached as Exhibit 99.1 to this Form 8-K and is furnished to, but not filed with, the Commission.

On January 28, 2014, World Acceptance Corporation senior management held a conference call to discuss the results of its third quarter ended December 31, 2013.  A prepared script of remarks for the conference call by the Chairman and Chief Executive Officer of WRLD is attached hereto as Exhibit 99.2 to this Form 8-K and is furnished to, but not filed with, the Commission.

Item 9.01 Financial Statements and Exhibits.

(d)       Exhibits.

            Exhibit Number                               Description of Exhibit
            99.1                                                   Press release issued January 28, 2014
            99.2                                                   Prepared script of Chairman and Chief Executive Officer’s and remarks for January 28 conference call

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WORLD ACCEPTANCE CORPORATION
(Registrant)

Date:	January 28, 2014
		By:	/s/ John Calmes
John Calmes
Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description

99.1	Press Release dated January 28, 2014
99.2	Prepared script of Chief Executive Officer and Chairman’s remarks for January 28, 2014 conference call